LOAN AGREEMENT


         LOAN AGREEMENT dated as of April 14, 1997 entered into by and between Lernout & Hauspie Speech Products USA, Inc., a Delaware corporation having a place of business at 20 Burlington Mall Road, Burlington, Massachusetts 01803 ("Lender") and Kurzweil Applied Intelligence, Inc., a Delaware corporation having a place of business in Waltham, Massachusetts ("Borrower").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Borrower has requested that Lender make available to Borrower a line of credit in the amount of up to $1,500,000 to finance Borrower's license payments and working capital needs;

         WHEREAS, Lender is willing to do so, but only on the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and Lender agree as follows.

         1. CERTAIN DEFINITIONS. As used herein the terms set forth on Schedule I hereto shall have the meanings set forth thereon.

         2. THE LOAN.

         (a) At any time after the date hereof through June 30, 1997 (the "Commitment Period"), Lender shall, at Borrower's request, make a loan to Borrower (the "Loan"), subject to the terms and conditions contained in this Agreement and in an aggregate amount not to exceed $1,500,000. Once repaid, the Loan may not be reborrowed. The Loan shall be due and payable as set forth in the Line of Credit Note.

         (b) The Loan shall be evidenced by the Line of Credit Note in the form of Exhibit A hereto. The Loan shall bear interest and be payable as set forth in the Line of Credit Note.

         (c) Proceeds of the Loan shall be used by Borrower to finance Borrower's license payments and working capital needs.

         (d) Borrower may request that Lender advance the Loan on not less than seven (7) days' prior written notice to Lender, made after the satisfaction of the conditions precedent set forth below. The Lender shall make only one advance hereunder. Lender shall make the Loan available to Borrower by wire transfer or otherwise as Borrower requests in its notice to advance the Loan (provided that Borrower shall reimburse Lender for any administrative expense (wire transfer fees and the like) incurred by Lender in connection with such advance methods, except for an advance by bank or certified check).

         3. REPRESENTATIONS AND WARRANTIES. The representations and warranties made by Borrower to Lender with respect to its business, properties, financial statements and related matters under Article II of that certain Agreement and Plan of Merger by and among Borrower, Lernout & Hauspie Speech Products N.V. and Trappist Acquisition Corp. dated as of April 14, 1997 (the "Merger Agreement") are hereby incorporated by reference. By executing this Agreement, Borrower shall be deemed to have made such representations and warranties as of the date hereof. In addition, the Borrower represents as follows:

         (a) Its exact legal name is as set forth in the preamble to this Agreement and Borrower is not generally known by or using any fictitious or other name or trade name or style.

         (b) Its chief executive office and the office where it keeps its books and records concerning its assets is that shown in the preamble to this Agreement.

         4. BORROWER'S AGREEMENTS. The agreements and covenants made by Borrower to Lender under Article IV of the Merger Agreement are hereby incorporated by reference. By executing this Agreement, Borrower shall be deemed to have made such agreements and covenants as of the date hereof. In addition, the Borrower agrees as follows:

         (a) Borrower will notify Lender, at least thirty (30) days prior to any such event, of any change in Borrower's exact legal name, any change in its place of business or location as set forth in the preamble to this Agreement, or its establishment of any new place of business or location, or any change in Borrower's organizational structure.

         (b) Borrower will not incur any indebtedness or other obligations after the date of this Agreement from Prospect Leasing Division of Bankers Leasing Association, Inc.

         5. EVENTS OF DEFAULT; REMEDIES.

         Upon the occurrence and during the continuance of an Event of Default (as defined on Schedule I hereto), (a) the Borrower shall have no further right to request the Loan hereunder, (b) the Loan shall bear interest at the Default Rate of Interest, as defined in the Line of Credit Note, (c) the Lender may by notice to Borrower accelerate the payment of the Loan and all other obligations of Borrower hereunder and demand payment thereof; and (d) Lender may proceed to enforce payment of any of the foregoing and shall have and may exercise any and all rights under the Uniform Commercial Code or which are afforded to Lender herein, in the Security Agreement and other collateral documents executed in connection herewith, or otherwise. Notwithstanding the foregoing, Lender shall forbear from the exercise of its rights to foreclose or otherwise realize upon or take possession of or use Borrower's intellectual property (including without limitation, patents, trademarks and copyrights) until the earlier of ninety(90) days after the occurrence of an Event of Default or January 31, 1998, so long as
(i) there occurs and is
continuing no Event of Default of the type described in subsections (f) or (g) of the definition of such term, and (ii) Borrower does not take any action to contest the validity or priority of Lender's lien and security interest in such intellectual property, or any other collateral.

         6. EXPENSES. Borrower agrees to pay Lender on demand any and all reasonable out-of-pocket costs and expenses of any nature (including without limitation reasonable attorneys' fees and disbursements) which may be incurred by Lender in connection with exercise of Lender's rights against the Borrower after an Event of Default; any exercise of Lender's right of acceleration; any enforcement, collection or other proceedings with respect to the Loan; or any bankruptcy, insolvency or other similar proceedings of the Borrower.

         7. CONDITIONS PRECEDENT.

         Borrower acknowledges and agrees that Lender will not make the Loan hereunder, nor will Lender entertain any request from Borrower for the Loan hereunder, unless and until all of the following conditions have been satisfied and remain satisfied as of the date of funding the Loan:

         (a) Representations and Warranties. Borrower's representations and warranties contained herein shall be correct and complete in all material respects;

         (b) Covenants. Borrower shall be in compliance in all material respects with all covenants and agreements contained herein;

         (c) No Events of Default. There shall exist no Event of Default or any event which, with the passage of time or the giving of notice or both, would constitute an Event of Default;

         (d) Delivery of Documents. Borrower shall have delivered, or caused to be delivered, to Lender the documents listed on Schedule II, duly executed bythe Borrower, and in form and substance reasonably satisfactory to Lender;

         (e) Merger Agreement. The Merger Agreement shall not have been terminated by any party thereto, nor shall the Merger (as defined in the Merger Agreement) have been abandoned (provided that the termination of the Merger Agreement or abandonment of the Merger by Lernout & Hauspie Speech Products, N.V. other than explicitly in accordance with the Merger Agreement shall not constitute the failure of this condition).


         8. MISCELLANEOUS PROVISIONS.

         (a) Notices. Unless otherwise specified herein, all other notices hereunder shall be in writing directed to the addresses shown at the end of this Agreement. Written notices and communications shall be effective and shall be deemed received on the day when delivered by hand or by facsimile transmission; on the next business day, if by commercial overnight courier; and on the third business day, if by registered or certified mail, postage prepaid.

         (b) No Waiver. No failure to exercise and no delay in exercising, on the part of Lender, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right or remedy. Waiver by Lender of any right or remedy on any one occasion shall not be construed as a bar to or waiver thereof or of any other right or remedy on any future occasion. Lender's rights and remedies hereunder, under any agreement or instrument supplemental hereto or under any other agreement or instrument shall be cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

         (c) Assignment. This Agreement shall be binding upon and shall inure to the benefit of Borrower and Lender and their respective successors and assigns; PROVIDED THAT Borrower may not assign or transfer any rights or obligations hereunder without Lender's prior written consent.

         (d) Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts (other than its laws relating to conflicts of laws).

                       [SIGNATURE PAGE TO LOAN AGREEMENT]

        Executed as an instrument under seal on the date set forth above.

                                             KURZWEIL APPLIED INTELLIGENCE, INC.


                                            By: /s/ Thomas E. Brew Jr.
                                                --------------------------------
                                                Name:  Thomas E. Brew Jr.
                                                Title: President & CEO

                                            Address:
                                            --------

                                            411 Waverley Oaks Road
                                            Waltham, MA  02154


                                            LERNOUT & HAUSPIE SPEECH PRODUCTS
                                            USA, INC.


                                            By: /s/ Gaston Bastiaens
                                                --------------------------------
                                                Name:  Gaston Bastiaens
                                                Title: President


                                            Address:
                                            --------

                                            20 Burlington Mall Road
                                            Burlington, MA 01803

                                    EXHIBIT A
                                    ---------


                              [LINE OF CREDIT NOTE]

                               LINE OF CREDIT NOTE


$1,500,000.00                                              Boston, Massachusetts
                                                                  April 14, 1997


FOR VALUE RECEIVED, the undersigned KURZWEIL APPLIED INTELLIGENCE, INC. a Delaware corporation ("Maker"), hereby promises to pay to the order of LERNOUT & HAUSPIE SPEECH PRODUCTS USA, INC., a Delaware corporation, at its place of business at 20 Burlington Mall Road, Burlington, Massachusetts 01803 ("Lender"), the sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000.00), or so much as may have been advanced to Maker as provided in that certain Loan Agreement (the "Loan Agreement") dated as of the date hereof between Maker and Lender, together with interest on the unpaid principal amount from time to time outstanding prior to demand at a fixed rate per annum equal to the Prime Rate in effect as of the date hereof.

Prior to the occurrence of an Event of Default, as defined in the Loan Agreement, interest shall accrue but shall not be payable currently. All outstanding principal and interest shall be due and payable in full on October 31, 1997.

After the occurrence and during the continuance of an Event of Default, (a) principal outstanding hereunder shall bear interest at a fixed rate equal to the sum of the Prime Rate in effect as of the date hereof plus three percent (3%) per annum (the "Default Rate of Interest"), and (b) the Lender shall be entitled to accelerate all outstanding principal and interest due hereunder and demand immediate payment in full of the same.

Interest and fees shall be calculated on the basis of a 360-day year times the actual number of days elapsed. "Prime Rate," as used herein, shall mean for any day the highest "prime rate" published in The Wall Street Journal under the heading "Money Rates" on such day (or on the next day on which The Wall Street Journal is published). In no event shall interest payable hereunder exceed the highest rate permitted by applicable law. To the extent any interest received by Lender exceeds the maximum amount permitted, such payment shall be credited to principal, and any excess remaining after full payment of principal shall be refunded to Maker. This Note evidences borrowings under the Loan Agreement and is secured by and entitled to the benefits of the provisions of the Loan Agreement and any other instruments or documents executed in connection therewith. The principal of this Note is subject to prepayment in full or in part at any time without premium or penalty.

Maker and all guarantors and endorsers hereby waive presentment, demand, notice, protest, and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and assent to extensions of the time of payment or forbearance or other indulgence without notice. No delay or omission of Lender in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. Acceptance by Lender of any payment after demand shall not be deemed a waiver of such demand. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion.

Executed as an instrument under seal as of the date first above written.


WITNESS:                                    KURZWEIL APPLIED INTELLIGENCE, INC.

/s/                                         By:  /s/ Thomas E. Brew Jr.
-----------------------------                   --------------------------------
                                                 Name:  Thomas E. Brew Jr.
                                                 Title: President & CEO

                                   SCHEDULE I
                                   ----------

                                   DEFINITIONS
                                   -----------

"Event of Default" means any one or more of the following events:

                  (a) failure by Borrower to pay any principal, interest or other amount due hereunder or on account of the Loan, within five (5) days of the date when due;

                  (b) failure by Borrower to perform or discharge, observe or comply with any of its covenants or agreements set forth herein or in the Line of Credit Note or Security Agreement, (or any of the other security documents delivered in connection herewith), or under Article IV of the Merger Agreement in accordance with the terms thereof (provided that except for defaults under Sections 4.4(c), (e), (i) or (j) of the Merger Agreement, such failure shall not constitute an Event of Default unless the same has not been waived by Lender or cured within 15 days after the occurrence of failure);

                  (c) any representation, warranty of Borrower to Lender set forth herein is found to have been false or misleading in any material respect as of the time when made;

                  (d) Borrower's liquidation, termination, dissolution or ceasing to carry on any substantial part of its current business;

                  (e) The consummation of any Business Combination Transaction, as defined in Section 6.5(e) of the Merger Agreement.

                  (f) commencement by Borrower of a voluntary proceeding seeking relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law, or seeking appointment of a trustee, receiver, liquidator or other similar official for it or any substantial part of its assets; or its consent to any of the foregoing in an involuntary proceeding against it; or Borrower shall generally not be paying its debts as they become due or admit in writing its inability to do so; or an assignment for the benefit of, or the offering to or entering into by Borrower of any composition, extension, reorganization or other agreement or arrangement with, its creditors; or

                  (g) commencement of an involuntary proceeding against Borrower seeking relief with respect to it or its debts under any bankruptcy, insolvency or other similar law, or seeking appointment of a trustee, receiver, liquidator or other similar official for it or any substantial part of its assets, which proceeding is not dismissed or stayed within sixty (60) days.

"Line of Credit Note" means the note executed and delivered by Borrower to Lender in the form of Exhibit A hereof, made to evidence the Loan.

"Loan" has the meaning given in Section 2(a) hereof.

                                   SCHEDULE II
                                   -----------

                                 CLOSING AGENDA
                                 --------------

                                 $1,500,000 Loan
                from Lernout & Hauspie Speech Products USA, Inc.
                     to Kurzweil Applied Intelligence, Inc.

                          Closing Date: April __, 1997


                                                                                 Responsible
            Document                                                                Party
            --------                                                                -----

      1.    Loan Agreement                                                          BRF&G

      2.    Line of Credit Note                                                     BRF&G

      3.    Security Agreement                                                      BRF&G

      4.    Patent Collateral Assignment and Security Agreement                     BRF&G

      5.    Trademark Collateral Assignment and Security Agreement                  BRF&G

      6.    Copyright Security Agreement                                            BRF&G

      7.    UCC financing statements                                                BRF&G

      8.    Stock Warrant                                                           BRF&G

      9.    Casualty and Liability Insurance Certificates, showing Lender as       Borrower
            loss payee and additional insured
